Exhibit 99

NEWS RELEASE
Ingredion Incorporated
5 Westbrook Corporate Center	CONTACTS:
Westchester, IL 60154	Investors: Noah Weiss, 773-896-5242
Media: Becca Hary, 708-551-2602

INGREDION TO REALIGN ITS BUSINESS TO BETTER SERVE CUSTOMERS
AND ENHANCE CLARITY FOR FINANCIAL STAKEHOLDERS

WESTCHESTER, Ill., Nov. 7, 2023 — Ingredion Incorporated (NYSE: INGR), a leading global provider of ingredient solutions to the food and beverage industry, today announced that beginning in the first quarter of 2024, it intends to reorganize its business operations to focus its production assets and commercial efforts to better serve customers at both the global and local level. Currently, the company is organized by regions. Going forward, the company intends to serve customers with a global focus on texture and healthful solutions and will continue to provide food and industrial ingredients to local markets. The company expects the reorganization of its business operations will result in a change to its financial reporting segments in the first quarter of 2024 and that this change will provide the company’s financial stakeholders with greater insight into the company’s performance.

“As we continue to execute against our growth roadmap while pursuing our broader business transformation, this reorganization will better reflect and enable the strategic value drivers of our business,” said Jim Zallie, Ingredion’s president and chief executive officer. “The new structure will allow for greater transparency into our product capabilities, improve our focus on growing market opportunities and serving customers, and provide greater insight to financial stakeholders.”

ABOUT THE COMPANY

Ingredion Incorporated (NYSE: INGR) headquartered in the suburbs of Chicago, is a leading global ingredient solutions provider serving customers in more than 120 countries. With 2022 annual net sales of nearly $8 billion, the company turns grains, fruits, vegetables, and other plant-based materials into value-added ingredient solutions for the food, beverage, animal nutrition, brewing and industrial markets. With Ingredion Idea Labs® innovation centers around the world and approximately 12,000 employees, the company co-creates with customers and fulfills its purpose of bringing the potential of people, nature, and technology together to make life better. Visit ingredion.com for more information and the latest company news.

FORWARD-LOOKING STATEMENTS

This news release contains or may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends these forward-looking statements to be covered by the safe harbor provisions for such statements.

Forward-looking statements include, among others, any statements regarding the Company’s expectations regarding the Company’s planned reorganization of its business operations, including management’s plans or strategies and objectives for the reorganization and any assumptions, expectations or beliefs underlying such statements.

These statements can sometimes be identified by the use of forward-looking words such as “may,” “will,” “should,” “anticipate,” “assume,” “believe,” “plan,” “project,” “estimate,” “expect,” “intend,” “continue,” “pro forma,” “forecast,” “outlook,” “propels,” “opportunities,” “potential,” “provisional,” or other similar expressions or the negative thereof. All statements other than statements of historical facts therein are “forward-looking statements.”

These statements are based on current circumstances or expectations, but are subject to certain inherent risks and uncertainties, many of which are difficult to predict and beyond our control. Although we believe our expectations reflected in these forward-looking statements are based on reasonable assumptions, investors are cautioned that no assurance can be given that our expectations will prove correct.

Actual results and developments may differ materially from the expectations expressed in or implied by these statements, based on various risks and uncertainties, including effects of the conflict between Russia and Ukraine, including the impacts on the availability and prices of raw materials and energy supplies and volatility in foreign exchange and interest rates; changing consumption preferences relating to high fructose corn syrup and other products we make; the effects of global economic conditions and the general political, economic, business, and market conditions that affect customers and consumers in the various geographic regions and countries in which we buy our raw materials or manufacture or sell our products, and the impact these factors may have on our sales volumes, the pricing of our products and our ability to collect our receivables from customers; future purchases of our products by major industries which we serve and from which we derive a significant portion of our sales, including, without limitation, the food, beverage, animal nutrition, and brewing industries; the impact of COVID-19 on our business, the demand for our products and our financial results; the uncertainty of acceptance of products developed through genetic modification and biotechnology; our ability to develop or acquire new products and services at rates or of qualities sufficient to gain market acceptance; increased competitive and/or customer pressure in the corn-refining industry and related industries, including with respect to the markets and prices for our primary products and our co-products, particularly corn oil; price fluctuations, supply chain disruptions, and shortages affecting inputs to our production processes and delivery channels, including raw materials, energy costs and availability and freight and logistics; our ability to contain costs, achieve budgets and realize expected synergies, including with respect to our ability to complete planned maintenance and investment projects on time and on budget as well as with respect to freight and shipping costs; operating difficulties at our manufacturing facilities and liabilities relating to product safety and quality; the effects of climate change and legal, regulatory, and market measures to address climate change; our ability to successfully identify and complete acquisitions or strategic alliances on favorable terms as well as our ability to successfully integrate acquired businesses or implement and maintain strategic alliances and achieve anticipated synergies with respect to all of the foregoing; economic, political and other risks inherent in conducting operations in foreign countries and in foreign currencies; the behavior of financial and capital markets, including with respect to foreign currency fluctuations, fluctuations in interest and exchange rates and market volatility and the associated risks of hedging against such fluctuations; the failure to maintain satisfactory labor relations; our ability to attract, develop, motivate, and maintain good relationships with our workforce; the impact on our business of natural disasters, war, threats or acts of terrorism, the outbreak or continuation of pandemics such as COVID-19, or the occurrence of other significant events beyond our control; the impact of impairment charges on our goodwill or long-lived assets; changes in government policy, law, or regulation and costs of legal compliance, including compliance with environmental regulation; changes in our tax rates or exposure to additional income tax liability; increases in our borrowing costs that could result from increased interest rates; our ability to raise funds at reasonable rates and other factors affecting our access to sufficient funds for future growth and expansion; security breaches with respect to information technology systems, processes, and sites; volatility in the stock market and other factors that could adversely affect our stock price; risks affecting the continuation of our dividend policy; and our ability to maintain effective internal control over financial reporting.

Our forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of the statement as a result of new information or future events or developments. If we do update or correct one or more of these statements, investors and others should not conclude that we will make additional updates or corrections. For a further description of these and other risks, see “Risk Factors” and other information included in our Annual Report on Form 10-K for the year ended December 31, 2022, and our subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.

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